                         NOTICE OF GUARANTEED DELIVERY

                      TO TENDER SHARES OF COMMON STOCK OF

                            AURORA ELECTRONICS, INC.

           PURSUANT TO ITS OFFER TO PURCHASE DATED FEBRUARY 23, 1996

     This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date of the Offer (as defined in the Offer to Purchase). Such form may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary. See "Procedure for Tendering Shares -- Guaranteed Delivery" of the Offer to Purchase.

To:  American Stock Transfer & Trust Company

By Hand:                      By Overnight Courier:           By Mail:

40 Wall Street                40 Wall Street                  40 Wall Street
New York, New York 10005      New York, New York 10005        New York, New York 10005

By Facsimile:                                                 To Confirm by Telephone:

(718) 236-2641                                                (718) 921-8200
(718) 234-5001

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

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Gentlemen:

     The undersigned hereby tenders to Aurora Electronics, Inc. (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 23, 1996, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares of the Company's issued and outstanding common stock, par value $.03 per share (the "Shares"), set forth below the signature of the undersigned, pursuant to the guaranteed delivery procedures set forth in "Procedure for Tendering Shares -- Guaranteed Delivery" of the Offer to Purchase.

                                            SIGN HERE

                                            ------------------------------------

                                            ------------------------------------

                                            Name(s):
                                                   -----------------------------

                                                   -----------------------------
                                                         (Please Print)

                                            Number of Shares Tendered:
                                                                      ----------
                                            Address:
                                                    ----------------------------

                                            ------------------------------------

                                            Area Code and Tel. No.:
                                                                   -------------
Dated                 , 1996
     -----------------

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "owns" the Shares tendered hereby within the meaning of Rule 14c-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14c-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message is utilized, and any other required documents, all within three business days of the date hereof.

                                              ---------------------------------
                                                       (Name of Firm)


                                              ---------------------------------
                                                   (Authorized Signature)


                                              ---------------------------------
                                                           (Name)


                                              ---------------------------------
                                                         (Address)


                                              ---------------------------------

                                              ---------------------------------
                                               (Area Code and Telephone No.)


Dated                          , 1996
     --------------------------

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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